Exhibit 10.1

Likino-Dulevo                                                   15 November 2007

     PC "Dulevo Porce1ain", Likino-Dulevo, Moscow . region Russia (643), hereinafter referred to as the "Supplier", represented by the Chairman of the Board of Directors Zakharova N.N., acting pursuant with the Articles of the Cooperative, on the one part, and Onyx China Inc. (840), represented by the Director Lyakutin Dmitry Alexandrovich, acting pursuant with the Articles of Incorporation, on the other part, hereinafter referred to as the " Buyer", have concluded the present Contract for the following:

                           1. SUBJECT OF THE CONTRACT
1.1. The Supplier sells and the Buyer buys at free prices the lot of porcelain ware of 1 and 2 quality category in assortment.
1.2. The Supplier undertakes to sell, and the Buyer undertakes to pay and accept the delivered goods in accordance with the terms and conditions of the Contract within one calendar month.
1.3. The Contract is valid from its signing till 3 1 December 2008.

                  2. PRICE OF THE GOODS AND PAYMENT. PROCEDURE
2.1. The total value of the Contract amounts to USD 1 0 000 (Ten thousand). Price of the goods includes all expenses connected with the execution of the Contract by the Supplier on the territory of the Russian Federation.
2.2. Payment under the present Contract shall be made by the Buyer in the form of advance payment for each lot of goods to the Supplier's account which details are set forth in cl. 8 in US Dollars.
2.3. Bank's charges on the territory of the Russian Federation for the Supplier's' account, outside the Russian Federation for the Buyer's account.

                              3. TERMS OF DELIVERY
3.1. Delivery of the goods shall be made by automobile transport of the Buyer according to "Incoterms- 2000" on conditions FCA Likino-Dulevo.
3.2. Delivery time within 15 days after crediting monetary resources for the declared lot of the goods to the Supplier's account and absence of prohibitions on loading.
3.3. Right of ownership for the goods is assigned at the time of transfer of the goods by the Supplier to carrier.
3.4. Acceptance ofthe goods is carried out with the following documents:
- invoice
- Consignment note
- customs freight declaration
- certificate of conformity and sanitary-epidemiological conclusion
- certificate of origin (under request of the Buyer)
3.5. In case of failure to deliver the goods the Supplier is obliged to return the transferred monetary resources to the Buyer's settlement account not later than 30 days from the estimated date of delivery.

                   4 QUALITY OF THE GOODS, PACKING AND MARKING
4.1. Products shall meet GOST RF 28390-89.
4.2. Shipment shall be made in packing according to GOST RL28389~89 ensuring safety of porcelain ware if duly handled.
4.3. If during unloading discrepancy in quality, breakage or shortages are found, the Buyer, not later than on the following day, shall notify the Supplier and make a report stating quantity and defected assortment and assortment of shortage.
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4.4. Breakage found during unloading, transportation, storage in which the
Supplier is not guilty shall be classified as the Buyer's expenses

                        5. DISPUTES SETTLEMENT PROCEDURE
5.1 All disputes which may arise out of the present Contract will be settled by rnea~s of negotiations between the parties under the Civil Code and the Arbitration Procedure Code of the Russian Federation~

                               6. OTHER CONDITIONS
6.1. All the amendments and addenda to the present Contract are valid only on condition of being made in a written form and signed by both parties. The Contract and all amendments to the present Contract sent by fax have legal validity equal to the originals.
6.2. The present Contract is drawn up in 2 copies, one copy for each party.
6.3. Neither party has the right to assign its obligations and rights under the present Contract to any third party without written consent of the other party.

                                7. FORCE MAJEURE

7.1. In case of beginning of circumstances preventing fulfillment of obligations under the present Contract (natural disasters, military actions, limitation of export or import beyond the parties' control) the time of fulfillment of the obligations is extended for the period equal to that during which such circumstances last.
7.2. The party, for which it became impossible to meet its obligations, is to notify the other party immediately of the beginning and cessation of such circumstances preventing the fulfillment of its obligations.
7.3.Certificates issued by the respective Chambers of Commerce and Industry will be a sufficient proof of the existence and duration of such circumstances.

                        8. LEGAL ADDRESSES OF THE PARTIES

          SUPPLIER                                            BUYERS
PC "Dufevo Porcelain"                              Onyx China, Inc
TIN 5073087612                                     Corp Number: E0236642007-1
Address: 15, Lenin Street.                         Address of resident agent:
142670 Likino-Dulevo, Moscow region                6100 NEIL ROAD,
SWIFT code SABRRUM3, Savings Bank of               SUITE 500, RENO NV, 89511 USA
the Russian Federation, Sredne Russky Office,      Address in Russia:
Branch 1556, Orehovo-Zuevo                         Kvartal 60, dom 23 apt. 18
acc. 40702840140310200058                          Angarsk, 665830
BIC 044525225, OKPO of the Bank:                   tel: + 7-904-125-4225
02804866                                           fax: +1-775-562-8169
No. 890-O057-610 SWIFT - IRVTUS3N
tel: (8-0964) 14-02-91, 14-08-73

Chairman of the Board of Directors                 Director
PC "Dulevo Porcelain"                              Onyx China Ink

(signature) N.N. Zakharova                         (signature) D.A. Lyakutin